FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                     0-7405                   22-1937826
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)





        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)

Item 5.03 Other Materially Important Events: Change in Articles of Incorporation



On February 17, 2004 the Board of Directors by unanimous written consent increased the authorized common shares from 40,000,000 to 200,000,000. The number of shares of the Corporation issued and entitled to vote thereon based on the Corporations established record date of January 16, 2004 and shareholder notice per its SEC 14C filing was 39,372,753. The amendment was duly adopted by written consent of a majority of shareholders holding 23,316,168) in accordance
                                                      ----------
with the applicable provisions of Section 14A:5-6 Corporation, General, of the State of New Jersey Statutes.

See web site Medisciencetech.com
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                         CERTIFICATE OF AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          MEDISCIENCE TECHNOLOGY CORP.
                          ----------------------------

To:  The secretary of State                              Federal Employer ID No:
     State of New Jersey                                22-1937826

     Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(3), Corporations, General of the New Jersey Statutes, the undersigned corporation executes the following certificate of Amendment to its Certificate of
Incorporation:

First: The name of the Corporation is MEDISCIENCE TECHNOLOGY CORP.

Second: That the Board of directors of said corporation by unanimous written consent, adopted the following resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said Corporation:

     "That the first paragraph of Article three (3) of the Certificate of Incorporation be amended and replaced so that, as amended and replaced, the first paragraph of said Article three (3) shall be and read as follows:

          "3. The aggregate number of shares which the Corporation shall have authority to issue is 200,000,000, 199,950,000 of which shall be Common Stock, $.01 par value per share, and 50,000 of which shall be Preferred Stock, $.01 par value per share."

Third: The number of shares of the Corporation issued and entitled to vote thereon based on the Corporations established record date of January 16, 2004 and all shareholder notice per SEC 14C Notice filing thereof was 39,372,753

Forth: That the aforesaid amendment was duly adopted by written consent of a majority of shareholders (holding 23,316,168) on February 17, 2004 in accordance with the applicable provisions of Section 14A:5-6 Corporation, General, of the State of New Jersey Statutes.

Fifth: That prompt notice of the aforesaid amendments have been given to all stockholders of record January 16, 2004 who did not consent in writing to the aforesaid amendment in accordance with Section 14A:5-6(2)(b) corporations, general, of the State of New Jersey Statutes.

IN WITNESS WHEREOF, the corporation has caused this certificate to be signed and sealed by its Chairman and Chief Executive Officer

MEDISCIENCE TECHNOLOGY CORP.   By: _____ss_______Date:Feb. 18,2004
                                  Peter Katevatis




                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                             MEDICSCIENCE TECHNOLOGY CORPORATION



                                             /s/ Peter Katevatis
                                             -----------------------------------
                                               Peter Katevatis, Chairman, CEO





Dated February 18, 2004